                                                         GA Property No.   568
                                                                        --------


                          STANDARD FORM OF INDUSTRIAL LEASE
                                        (NET)


                                  TABLE OF CONTENTS
                                  -----------------

ARTICLE I.  DEFINITIONS.                                                  PAGE
- ------------------------                                                  ----

    1.1   Address of Landlord                                               1
    1.2   Address of Tenant                                                 1
    1.3   Base Rent                                                         1
    1.4   Base Year                                                         1
    1.5   Building/s                                                        1
    1.6   Center                                                            1
    1.7   Common Area                                                       1
    1.8   Lease Term                                                        1
    1.9   Permitted Use of the Premises                                     1
    1.10  Premises                                                          1
    1.11  Rent                                                              1
    1.12  Additional Rent                                                   1
    1.13  Security Deposit                                                  1
    1.14  Tenant's Allocated Share                                          1
    1.15  Tenant's Proportionate Share                                      2
    1.16  Tenant's Prorata Share                                            2

ARTICLE II.  THE DEMISED PREMISES.
- ----------------------------------

    2.1   Lease of the Premises                                             2
    2.2   Use of Common Area                                                2
    2.3   Quiet Enjoyment                                                   2
    2.4   Reservations by Landlord                                          2

ARTICLE III.  TERM OF THE LEASE.
- --------------------------------

    3.1   Term                                                              2
    3.2   Tender of Possession                                              2
    3.3   Holding Over                                                      3

ARTICLE IV.  RENT.
- ------------------

    4.1   Base Rent                                                         3
    4.2   Additional Rent                                                   3
           4.2(a) Utilities and Services                                  3 & 4
           4.2(b) Insurance                                                 4
           4.2(c) Real Estate Taxes                                         4
           4.2(d) HVAC Maintenance                                          4
           4.2(e) Common Area Expenses                                    4 & 5
           4.2(f) Rent on Sales Taxes                                       5
    4.3   Late Payment                                                      5
    4.4   Security Deposit                                                  5

ARTICLE V.  LANDLORD'S RIGHTS AND OBLIGATIONS.
- ----------------------------------------------

    5.1   Maintenance by Landlord                                           6
    5.2   Mortgage and Transfer; Estoppel Certificates                      6
    5.3   Landlord's Inability to Perform                                 6 & 7
    5.4   Rights of Landlord                                                7
           5.4(a) Name of Center                                            7
           5.4(b) Redecorate                                                7
           5.4(c) Re-Lease                                                  7
           5.4(d) Vehicles                                                  7
           5.4(e) Preservation of Center                                    7

ARTICLE VI.  TENANT'S RIGHTS AND OBLIGATIONS.
- ---------------------------------------------

    6.1   Acceptance of Premises                                            7
    6.2   Alterations and Additions                                         7
    6.3   Assignment and Subletting                                         8
    6.4   Locks                                                             8
    6.5   Maintenance by Tenant                                             8
    6.6   Mechanic's Liens                                                  8
    6.7   Redelivery of Premises                                            8
    6.8   Signs and Advertisements                                          8
    6.9   Use of Common Areas                                               9
    6.10  Use of Premises                                                   9
    6.11  Hazardous Substances                                              9

ARTICLE VII.  INSURANCE.
- ------------------------

    7.1   Liability Insurance                                               9
    7.2   Fire and Extended Coverage Insurance                              9
    7.3   Indemnification of Landlord                                      10

ARTICLE VIII.  EMINENT DOMAIN AND DAMAGE OR DESTRUCTION.
- --------------------------------------------------------

    8.1   Eminent Domain                                                   10
    8.2   Damage or Destruction                                         10 & 11

ARTICLE IX.  DEFAULTS AND REMEDIES.
- -----------------------------------

    9.1   Events of Default                                                11
           9.1(a) Nonpayment                                               11
           9.1(b) Noncompliance                                            11
           9.1(c) Insolvency or Transfer                                   11
           9.1(d) Bankruptcy                                               11
           9.1(e) Receiver                                                 11
           9.1(f) Abandonment                                              11
    9.2   Remedies                                                         11
           9.2(a) Repossession and Sale                                 11 & 12
           9.2(b) Releasing                                                12
           9.2(c) Cancellation                                             12
           9.2(d) Anticipatory Breach                                      12
           9.2(e) Attorney's Fees                                          12
    9.3   Remedies Cumulative                                              12
    9.4   No Waiver                                                        12

ARTICLE X.  MISCELLANEOUS.
- --------------------------

    10.1  Bankruptcy or Assignment to Trustee                              12
    10.2  Brokers                                                          12
    10.3  Captions                                                         13
    10.4  Certificates of Occupancy                                        13
    10.5  Entire Agreement                                                 13
    10.6  Joint and Several Liability of Multiple Tenants                  13
    10.7  Notices                                                          13
    10.8  Partial Invalidity                                               13
    10.9  Recording                                                        13
    10.10 Successors                                                       13
    10.11 Use of the Singular; Gender                                      13
    10.12 Rider                                                            13

EXHIBIT A.  RULES AND REGULATIONS.
- ----------------------------------
EXHIBIT B.  THE CENTER AND PREMISES.
- ------------------------------------
EXHIBIT C.  LANDLORD'S IMPROVEMENTS TO PREMISES (if any).
- ---------------------------------------------------------
EXHIBIT D.  PERMITTED TENANT WINDOW SIGNAGE.
- --------------------------------------------

                          STANDARD FORM OF INDUSTRIAL LEASE           IP568
                                        (NET)


    THIS LEASE, made this 1st day of October, 1991, by and between GENERAL
                          ---        -------  ----
AMERICAN LIFE INSURANCE COMPANY, a Missouri corporation (hereinafter "Landlord"), and STERICYCLE, INC., an Illinois Corporation
                ---------------------------------------------------
(hereinafter "Tenant").


ARTICLE I.  DEFINITIONS.
- ------------------------

1.1    ADDRESS OF LANDLORD:  1100 E. Orangethorpe, #130
                           ---------------------------------------------------
                             Anaheim, CA  92801
- -------------------------------------------------------------------------------

1.2    ADDRESS OF TENANT:    3501 Algonquin Road, #220
                         -----------------------------------------------------
                             Rollingmeadows, IL  60008
- -------------------------------------------------------------------------------

1.3    BASE RENT: $4,600.00 *       per month.
                   -----------------

1.4    BASE YEAR:  The calendar year in which this Lease commences.

1.5 BUILDING/S: The Building/s in which the Premises is located. The specific Building in which the Premises is located contains 11,518 square feet.
                                                           ------
The total square footage of all the Buildings in the Center is 333,716 square
                                                              -------
feet, as of the above date.

1.6 CENTER: The land, improvements and appurtenances depicted on Exhibit B attached hereto and commonly referred to as: (Name of Center:)
Corporate Business Center   and located at (Street Address:)  NEC Mountain View
- ---------------------------                                 ------------------
and Redlands Blvd.,   (City:)  Loma Linda   (State:)  California.
- ---------------------         -------------         -----------

1.7 COMMON AREA: The term "Common Area" means all the areas of the Center designed for the common use and benefit of the Landlord and all of the tenants, their employees, agents, customers and invitees. The Common Area includes, but not by way of limitation, parking lots, truck courts, landscaped and vacant areas, driveways, rail spurs, walks and curbs with facilities appurtenant to each as such areas may exist from time to time.

1.8    LEASE TERM:  The lease term shall commence on January 1, 1992 and run
                                                     ---------    --
for 10 years, and zero months, expiring on December 31, 2001.
    --           ----                     -----------  ----

1.9    PERMITTED USE OF THE PREMISES:  Medical materials processing and
                                       ---------------------------------------
recycling, including administrative offices.
- -------------------------------------------

1.10   PREMISES:  11,518 square feet of space in the Center located as outlined
                 -------
on Exhibit B attached hereto, and addressed as:  (Street Address/Suite Number
of Premises:)       10390 Corporate Drive
             -----------------------------------------------
                    Redlands, CA  92374                     .
             -----------------------------------------------

1.11 RENT: All sums, moneys or payments required to be paid by Tenant to Landlord pursuant to this Lease, including Base Rent and Additional Rent.

1.12 ADDITIONAL RENT: All sums, moneys or payments required to be paid by Tenant to Landlord pursuant to this Lease other than Base Rent.

1.13   SECURITY DEPOSIT:  $5,183.00.
                         ----------

1.14 TENANT'S ALLOCATED SHARE: The percentage figure determined by dividing the number of square feet in the Premises then Leased to Tenant by the total number of square footage in the Buildings in the Center, which percentage at this time is 3.42%

*  See Rider, Paragraph Four for additional rent for tenant improvements.

1.15 TENANT'S PROPORTIONATE SHARE: The percentage figure determined by dividing the number of square feet in the Premises by the total number of square feet in all the Buildings (this paragraph is applicable when the Center contains more than one Building), which percentage figure is: 3.42 %. This percentage
                                                    ------
will change downward as the park is developed.

1.16 TENANT'S PRORATA SHARE: The percentage figure determined by dividing the number of square feet in the Premises by the number of square feet in the specific Building in which the Premises is located, which percentage figure is: 100 %.
    -------

ARTICLE II. THE DEMISED PREMISES.
- ---------------------------------

2.1 LEASE OF THE PREMISES. In consideration of the Rents, covenants, agreements and conditions hereinafter provided to be paid, kept, performed and observed, the Landlord leases to the Tenant and the Tenant hereby hires from the Landlord the Premises, upon all the terms and conditions set forth in this Lease.

2.2 USE OF COMMON AREA. Landlord grants the Tenant the nonexclusive revocable use of the Common Area by Tenant, Tenant's employees, agents, customers and invitees, under all the terms and conditions hereof, which use shall be subject at all times to such reasonable, uniform and non-discriminatory rules and regulations as may from time to time be established by Landlord.

2.3 QUIET ENJOYMENT. Landlord covenants that the Tenant, on paying the Rent herein provided and keeping, performing and observing the covenants, agreements and conditions herein required of the Tenant, shall be peaceably and quietly hold and enjoy the Premises for the Lease Term, subject, however, to the terms and conditions of this Lease.

2.4 RESERVATIONS BY LANDLORD. Landlord excepts and reserves from the Premises the roof and exterior walls of the Building/s, and further reserves the right to place, install, maintain, carry through, repair and replace such utility lines, air ducts, pipes, wires, appliances, tunneling and the like in, over, through and upon the Premises as may be reasonably necessary or advisable for the servicing of the Premises or any other portions of the Center. See Rider. Landlord further reserves the right, at any time, and from time to time to: (i) make alterations, changes and additions to the Building/s and other improvements in the Center; (ii) add additional areas to the Center and/or to exclude areas therefrom; (iii) construct additional buildings and other improvements in the Center; (iv) remove or relocate the whole or any part of any building or other improvement in the Center; except for the Premises and (v) relocate any other tenant in the Center. It is further understood that the existing layout of the buildings, walks, roadways, parking areas, entrances, exits, and other improvements shall not be deemed to be a warranty, representation or agreement on the part of the Landlord that the Center will remain exactly as presently built, it being understood and agreed that Landlord may change the number, dimensions and locations of the walks, buildings and parking spaces as Landlord shall deem proper. See Rider.

ARTICLE III.  TERM OF THE LEASE.
- --------------------------------

3.1 TERM. Tenant shall have and hold the Premises for and during the Lease Term subject to the payment of the Rent and the full and timely performance by Tenant of all the covenants and conditions set forth in this Lease.

3.2 TENDER OF POSSESSION. Landlord shall use its best efforts to tender possession of the Premises to Tenant of the commencement of the Lease Term. Landlord shall not be subject to any liability for any failure to tender possession of the Premises to Tenant, provided that such failure occurred as a consequence of any circumstance or cause beyond Landlord's reasonable control, including but not limited to any Act of God or the failure of a prior tenant to vacate all or any portion of the Premises. Tenant shall not be responsible for all rent under this Lease until Landlord tenders possession of the Premises, as long as Tenant does not cause any unreasonable delays.

3.3 HOLDING OVER. In the event of a holding over by Tenant or any of its successors in interest after expiration or termination of this Lease without the consent in writing of the Landlord, Tenant shall be deemed a Tenant at sufferance and shall pay as liquidated damages, double Rent for the entire holdover period and all reasonable attorney's fees and expenses incurred by Landlord in enforcing its rights hereunder. Any holding over with the consent of Landlord shall constitute Tenant a month-to-month tenant upon and subject to all the terms, covenants and conditions of this Lease.

ARTICLE IV.  RENT.
- ------------------

4.1 BASE RENT. Tenant covenants to pay without notice, deduction, set-off or abatement to Landlord the Base Rent in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each month during the Lease Term. Base Rent for any partial month shall be prorated on a per diem basis. Base Rent shall be payable to Landlord at Landlord's Address or such other place as Landlord may designate from time to time in writing. Tenant shall pay the first full month's Base Rent within seven (7) days of execution of this Lease.

4.2 ADDITIONAL RENT. Tenant covenants to pay without notice, deduction, set-off or abatement to Landlord the Additional Rent in lawful money of the United States in equal consecutive monthly installments in advance on the first day of each month during the Lease Term. Additional Rent for any partial month shall be prorated on a per diem basis. Additional Rent shall be payable to Landlord at Landlord's Address or such other place as Landlord may designate in writing. In order to provide for current payments of Additional Rent, Tenant agrees to pay an amount of Additional Rent reasonably estimated by Landlord from time to time commencing on the first day of the month following the month in which Landlord notifies Tenant of the amount of such Additional Rent. If, as finally determined, the amount of Additional Rent owing by Tenant shall be greater than or less than the aggregate of all installments so paid to Landlord for each calendar year, the Tenant shall pay to Landlord the amount of such underpayment, or Landlord shall credit Tenant for the amount of such overpayment, as the case may be. It is the intention hereunder to estimate the amount of Additional Rent for each calendar year and then to adjust such estimate in the following year based on the actual amount of Additional Rent owing. The obligation of Tenant with respect to the payment of Additional Rent shall survive the termination of this Lease. Any payment, refund or credit made pursuant to this paragraph shall be made without prejudice to any right of Tenant to dispute the amount of Additional Rent owing, or the right of the Landlord to correct any items as billed pursuant to the provisions hereof. Within 30 days of the date Landlord notifies Tenant of the amount of Additional Rent owing, Tenant or its authorized agent shall have the right to inspect the books of Landlord during the business hours of Landlord at such location that Landlord may specify, for the purpose of verifying such amount. Unless Tenant asserts specific errors within such 30 days, such notification by Landlord shall be deemed to be correct. No decrease in Additional Rent shall reduce Tenant's liability hereunder below the amount of Base Rent payable hereunder.

    4.2(a)    UTILITIES AND SERVICES.  Landlord shall not be liable for any interruption or failure whatsoever in utility services. Tenant shall contract in its own name and pay for all charges for electricity, gas, fuel, telephone, and any other services or utilities used in, servicing or assessed against the Premises, unless otherwise herein expressly provided. Additionally, and if the Building is master metered for water, sewer and exterior lighting, Tenant agrees to pay to Landlord as Additional Rent Tenant's Prorata Share of the cost of such utilities for the Building. Additionally, and as containerized rubbish collection bins will be provided to the Building, Tenant agrees to pay to Landlord as Additional Rent, Tenant's reasonable Allocated Share of the service cost of such bins (unless Landlord, exercising reasonable discretion, should determine that Tenant's actual use thereof is greater than such Tenant's Allocated Share therefore, in which case an equitable adjustment shall be made). Landlord may, however, require Tenant or Tenant may desire to contract for his own rubbish collection, in the event Tenant's needs for such containers constitute excessive demand on common containers. In such event, Tenant shall contract with the same provider as the Center's common bins.

     4.2(b)    INSURANCE.     Tenant shall pay to Landlord as Additional Rent
     Tenant's Reasonable Prorata Share (or, Tenant's Proportionate Share in the event there is more than one Building in the Center) of the cost of the premiums for the fire and extended coverage insurance that Landlord maintains for the Center.

     4.2(c)    REAL ESTATE TAXES.  Tenant shall pay to Landlord as Additional
     Rent Tenant's Reasonable Prorata Share (or, Tenant's Proportionate Share in the event there is more than one Building in the Center) of Real Estate Taxes levied against the Center. "Real Estate Taxes" shall mean: (a) all ad valorem Real Estate Taxes on the Center (adjusted after protest or litigation, if any) for any part of the term of this Lease, exclusive of penalties; (b) any taxes which shall be levied in lieu of any such ad valorem Real Estate Taxes; (c) any special assessments for benefits on or to the Center paid in annual installments by Landlord; (e) any private subdivision assessment made against the Center.

     If the Lease Term shall end during a tax year ("tax year" shall mean the annual period for which Real Estate Taxes are assessed and levied) of which only part is included in the Lease Term, the amount of such Additional Rent shall be prorated on a per diem basis and shall be paid on or before the last day of the Lease Term. If the Lease Term ends in any tax year before the amount to be payable by Tenant has been determined under the provisions of this Section, an amount payable for the portion of the Lease Term during the tax year shall be reasonably estimated by Landlord and the estimated amount shall be promptly paid by Tenant. As soon as the amount properly payable by Tenant for the partial period has finally been determined, the amount shall be adjusted between Landlord and Tenant. Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises.

     4.2(d)    HVAC MAINTENANCE.   Tenant shall pay to Landlord as Additional
     Rent Tenant's Allocated Share of Landlord's cost and expense of the maintenance service agreements to the heating, ventilation and air conditioning equipment and controls servicing the Premises or must contract with a landlord approved maintenance firm for same. Tenant shall pay all expenses incurred to repair the heating, ventilating and air conditioning equipment servicing the Premises.

     4.2(e)    COMMON AREA EXPENSES.    Tenant will pay to Landlord as
     Additional Rent Tenant's Prorata Share (or, Tenant's Proportionate Share in the event there is more than one Building in the Center) of the Common Area Operating Cost.

     "Common Area Operating Cost" means the Landlord's total cost and expense reasonably incurred in, operating, maintaining and repairing the Common Area, including but without limitation by enumeration, costs for all electricity, gas, water, sewer or fuel used in connection with the operation, maintenance and repair of the Common Area; the amount paid for all electricity furnished to the Common Area to light the parking lots or for any other purpose; the amount paid for all labor and/or wages and other payments including costs to Landlord of workmen's compensation and disability insurance, payroll taxes, welfare and fringe benefits made to janitors, employees, contractors and subcontractors of the Landlord involved in the operation and maintenance of the Common Area; managerial, administrative, and telephone expenses related to operation and maintenance of the Common Area; the total charges of any independent contractors employed in the care, operation, repair, maintenance, cleaning, snow removal, salting and landscaping of the Common Area; the amount paid for all supplies, tools, replacement parts of components, equipment and necessities which are occasioned by everyday wear and tear of the Common Area; the amount paid for premiums for all insurance required from time to time by Landlord or Landlord's mortgagees; the costs of machinery and equipment purchased or leased by Landlord to perform its Common Area maintenance obligations; and property management fees not to exceed five percent (5%) of the gross income of the Center. To the extent that Landlord elects to provide services which are not separately metered or directly billed to the tenant, such as water, sewer and trash hauling, the costs of such services shall be included in Common Area Operating Cost. Common Area Operating Cost shall not, however, include interest on debt, capital retirement of debt, depreciation, income taxes costs properly chargeable to the capital account, except for capital expenditures which reduce other operating expenses or such capital expenditures that are required by changes in any governmental law or regulation in which case such expenditures, plus interest on the unamortized principal investment at ten (10%) percent per annum, shall be amortized over the life of the improvements, and such costs shall be directly chargeable by the Landlord to Tenant in the Tenant's Prorata Share (or, Tenant's Proportionate Share in the event there is more than one Building in the Center).

     4.2(f)    RENT ON SALES TAXES.     Tenant shall pay to Landlord as
     Additional Rent any Sales or Rent Taxes, excluding any income tax, however named or designated, levied on any form of Rent or Additional Rent.

4.3 LATE PAYMENT. Tenant's failure to make any rental or other payment required of Tenant hereunder within ten (10) days of the due date therefor shall automatically result in the imposition of a service charge for such late payment in the amount of five (5%) percent of such payment, without notice.

4.4  SECURITY DEPOSIT.   Tenant herewith deposits with Landlord the Security
Deposit as security for the performance by Tenant of every material covenant and condition of this Lease. Said Security Deposit may be mingled with other funds of Landlord and shall bear no interest. If Tenant shall default with respect to any covenant or condition of this Lease, Landlord may apply the whole or any part of such Security Deposit to the payment of any sum in default, including Rent and Additional Rent, or any sum which Landlord may be required to spend by reason of Tenant's default. This includes, but is not limited to, applying the Security Deposit first to any restoration, relamping, repairs and/or cleanup costs necessary over and above normal wear and tear of the vacated space.
Should Landlord so apply the Security Deposit or any portion thereof during the Lease Term, Tenant shall promptly reimburse Landlord for same. It is understood that the Security Deposit is not to be considered as the last month's rent. Should Tenant comply with all of the covenants and conditions of this Lease, the Security Deposit or any balance thereof shall be returned to Tenant within 30 days of the expiration of the Lease Term.

ARTICLE V.     LANDLORD'S RIGHTS AND OBLIGATIONS.

5.1  MAINTENANCE BY LANDLORD.      During the Lease Term, Landlord shall
operate and maintain the Common Area and shall keep and maintain the roof, exterior walls (excluding doors, glass or plate glass), gutters and downspouts of the Building/s in good condition and repair. Landlord shall be under no obligation and shall not be liable for any failure to make repairs that are Landlord's responsibility herein until and unless Tenant notifies Landlord in writing of the necessity therefor, in which event Landlord shall have a reasonable time thereafter to make such repairs. Landlord reserves the right to the use of the roof and exterior walls of the Building/s which Landlord is so obligated to maintain and repair. Landlord or Tenant shall enter into a service contract on the Building for the heating, ventilation and air conditioning equipment for periodic inspection and service of such equipment, and if Landlord enters into service contract, Tenant shall reimburse Landlord pursuant to the provisions hereof. If any portion of the Center which Landlord is obligated to maintain or repair is damaged by the negligence of Tenant, its agents, employees or invitees, then repairs necessitated by such damage shall be paid for by Tenant, normal wear and tear excepted. If the maintenance or repair is not made necessary by the negligence of Tenant, its agents, employees or invitees, then Tenant shall pay to Landlord, Tenant's Prorata Share (or Proportionate Share) of such cost and expense.

5.2  MORTGAGE AND TRANSFER; ESTOPPEL CERTIFICATES.     Landlord shall have
the right to transfer, mortgage, pledge or otherwise encumber, assign and convey, in whole or in part, the Center, the Building/s, this Lease, and all or any part of the rights now or thereafter existing therein and all Rents and amounts payable to Landlord under the provisions hereof. In the event of any such transfer or transfers, Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer of all personal liability as respects the performance of any covenants or agreements on the part of Landlord contained in this Lease thereafter to be performed. Nothing herein contained shall limit or restrict any such rights, and the rights of the Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such rights, including, but not limited to, the lien of any mortgage, deed of trust, or security agreement now or hereafter placed upon Landlord's interest in the Premises. This paragraph shall be self-operative. However, Tenant covenants and agrees to execute and deliver upon demand such further instruments subordinating this Lease to the lien, of any such mortgage, deed of trust or security agreement as shall be requested by Landlord and/or mortgagee or proposed mortgagee or holder of any security agreement and hereby irrevocably appoints Landlord as its agent and attorney-in-fact to execute and deliver any such instrument for and in the name of Tenant.
[See Rider] Tenant shall, within ten (10) days after written request of Landlord, execute, acknowledge and deliver to Landlord or to Landlord's mortgagee, and at the sole cost of Landlord proposed mortgagee, Land Lessor or proposed purchaser of the Center or any part thereof, any estoppel certificates requested by Landlord from time to time, which estoppel certificates shall show whether the lease is in full force and effect and whether any changes may have been made to the original lease; whether the term of the lease has commenced and full rental is accruing; whether there are any defaults by Landlord and, if so, the nature of such defaults; whether possession has been assumed and all improvements to be provided by Landlord have been completed; and whether rent has been paid more than thirty (30) days in advance and that there are no liens, charges, or offsets against rental due or to become due and that the address shown on such estoppel is accurate.

5.3  LANDLORD'S INABILITY TO PERFORM.   If, by reason of:  inability to
obtain and utilize labor, materials or supplies; circumstances directly or indirectly the results of a state of war or national or local emergency; any laws, rules, orders, regulations or requirements of any governmental authority now or hereafter in force; strikes or riots; accident in, damage to or the making of repairs, replacements, or improvements to, the Premises or any of the equipment thereof; or by reason of any other cause beyond the reasonable control of the Landlord including "Acts of God," Landlord shall be unable to perform or shall be delayed in the performance of any covenant to supply any service, such nonperformance or delay in performance shall not render Landlord liable in any respect for damages to either person or property, constitute a total or partial eviction, constructive or otherwise, work an abatement of rent or relieve Tenant from the fulfillment of any covenant or agreement contained in this Lease so long as Tenant is able to access and use the premises for its permitted use.

5.4 RIGHTS OF LANDLORD. Landlord may enter upon the Premises for the purpose of exercising any or all of the rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant. The reservation of these rights by Landlord shall not render Landlord liable for not performing any of the matters specified herein.

          5.4(a)    NAME OF CENTER.     To change the name of the Building/s or
          the Center without notice or liability of the Landlord to Tenant;

          5.4(b)    REDECORATE.    During the last ninety (90) days of the Lease
          Term or any renewal or extension thereof, if during or prior to that time the Tenant has vacated the Premises, to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy; at its sole risk; so long as such activity does not interfer with Tenants quiet enjoyment of the premises.

          5.4(c)    RE-LEASE. To exhibit the Premises to others and to display
          "For Lease" signs on the Premises during the last one hundred eighty
          (180) days of the Lease Term or any renewal or extension thereof;

          5.4(d)    VEHICLES. To remove abandoned or unlicensed vehicles and
          vehicles that are unreasonably interfering with the use of the parking lot by others, and to charge the responsible tenant for the reasonable expense of removing said vehicles;

          5.4(e)    PRESERVATION OF CENTER.  To take any and all measures,
          including making inspection, repairs, alterations, additions and improvements to the Premises or to the Center as may be necessary or desirable for the safety, protection or preservation of the Premises or the Center or the Landlord's interests, or as may be necessary or desirable in the operation of the Premises or the Center.

ARTICLE VI.    TENANT'S RIGHTS AND OBLIGATIONS.
- -----------------------------------------------

6.1 ACCEPTANCE OF PREMISES. Landlord will complete the Premises in accordance with Exhibit C, attached hereto. Tenant acknowledges that it will examine the Premises before taking possession hereunder. Unless Tenant furnishes Landlord with a notice in writing specifying any defect in the construction or condition of the Premises within sixty (60) days after taking possession, such taking of possession shall be conclusive evidence as against Tenant that at the time thereof the Premises were in good order and satisfactory condition.

6.2  ALTERATIONS AND ADDITIONS.    Tenant shall not make any alterations,
improvements, or additions to the Premises without the prior written consent and approval of plans thereof by Landlord which shall not be unreasonably withheld. Alterations, improvements or additions made by either of the parties upon the Premises, except moveable furniture and equipment placed in the Premises at the expense of Tenant, shall be the property of Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation, injury or damage. In the event damage shall be caused by moving said furniture and equipment in or out of the Premises, said damage shall be repaired at the cost of Tenant. Upon termination of this Lease, Tenant will remove their fixtures and return the building to its original condition.

6.3  ASSIGNMENT AND SUBLETTING.    Tenant shall not assign or hypothecate
this Lease or sublet all or any part of the Premises without the prior written consent of Landlord, which shall not be unreasonably withheld. If Tenant wishes to assign or sublet the Premises, it shall give notice in writing (by certified mail or by personal delivery) of such intention to Landlord and, thereupon, Landlord shall, within thirty (30) days of receipt of such notice, have the right to unilaterally terminate this Lease or to approve said subletting by written notice to Tenant. If no notice is given by Landlord, Landlord will be deemed to have elected to approve the assignment or subletting. If the assignment or subletting is approved and rents under the sublease are greater than the rents provided for herein, then Landlord shall have the further option either (a) to convert the sublease into a prime Lease and receive all of the rents, in which case Tenant will be relieved of further liability hereunder and under the proposed sublease, or
(b) to require Tenant to remain liable under this Lease, in which event Tenant shall be entitled to retain such excess rents. If the assignment or subletting is approved and rents under the sublease are less than the rents provided herein, Tenant shall remain liable under all the covenants and conditions of this Lease. Landlord may withhold its consent to any proposed assignee or subtenant which in Landlord's judgement (a) would conflict with the tenancy, use or business of any other tenant or the tenant mix of the Center, (b) has a net worth and/or credit history inferior to that of Tenant, or (c) is currently a tenant or negotiating for space in the Center.
Landlord and Tenant shall work towards an orderly transition in the case of an acceptable Assignment.

6.4  LOCKS.    No additional locks or similar devices shall be attached to any door or window without Landlord's prior written consent. No keys for any door other than those provided by the Landlord shall be made. If more than two keys for one lock are desired, the Landlord will provide the same upon payment by the Tenant. All keys must be returned to Landlord at the expiration or termination of the lease.

6.5  MAINTENANCE BY TENANT.   Tenant shall be responsible for all maintenance
and repair to the Premises of whatsoever kind or nature that is not herein set forth specifically as the obligation of Landlord. Tenant shall take good care of the Premises and fixtures, and keep them in good repair free from filth, overloading, danger of fire or any pest or nuisance, repair any damage or breakage done by Tenant or Tenant's agents, employees or invitees, including damage done to the Building/s by Tenant's equipment or installations. Tenant shall be responsible for the repair and replacement of all glass and plate glass on the Premises. In the event Tenant fails to maintain the Premises as provided for herein Landlord shall have the right, but not the obligation, to perform such maintenance as is required of Tenant in which event Tenant shall reimburse Landlord for its costs in providing such maintenance or repairs together with a ten (10%) percent charge for Landlord's overhead and Tenant shall promptly reimburse Landlord for the amount so billed to Tenant by Landlord.

6.6  MECHANIC'S LIENS.   Tenant will not permit any mechanic's liens, or
other liens, to be placed upon the Premises, the Building/s or the Center during the Lease Term or any extension or renewal thereof, and in case of the filing of any such lien, Tenant will promptly pay same. Tenant agrees to pay all legal fees that might be incurred by Landlord because of any mechanic's liens being placed upon the Premises, as a result of Tenant's actions.

6.7 REDELIVERY OF PREMISES. No later than the last day of the Lease Term (or any renewals or extensions thereof), Tenant will remove all Tenant's personal property and repair all injury done by or in connection with installation or removal of such property and surrender the Premises broom clean (together with all keys to the Premises) in as good a condition as they were in at the beginning of the Lease Term, reasonable wear and tear excepted.

6.8  SIGNS AND ADVERTISEMENTS.     Tenant shall not put upon nor permit to
be put upon any part of the Premises, the Building/s or the Center, any signs, billboards or advertisements whatever in any location or any form without the prior written consent of Landlord. A charge of $50.00 per day per sign, billboard or advertisement will be assessed against Tenant if Tenant fails to obtain the written consent of Landlord prior to placing any such signs.

6.9 USE OF COMMON AREAS. Tenant shall not use any part of the Center exterior to the Premises for outside storage. No trash, crates, pallets, or refuse shall be permitted anywhere on the Center outside of the Building/s by Tenant except in enclosed metal containers to be located as directed by Landlord. Tenant shall not park any trucks or trailers, loaded or empty, except in specifically marked loading and truck parking locations.

6.10 USE OF PREMISES. The Premises hereby leased shall be used by the Tenant only for the Permitted Use of the Premises and for no other purposes. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof regulating the use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb such other tenants in the Center. Tenant, its employees and all persons visiting or doing business with the Tenant in the Premises shall be bound by and shall observe the Rules and Regulations attached to this Lease, as Exhibit A, and such further and other reasonable rules and regulations made hereafter by the Landlord relating to the Center or the Premises of which notice in writing shall be given to the Tenant and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.

6.11 HAZARDOUS SUBSTANCES. Tenant shall not cause or permit to be released (whether by way of uncapping, pouring, spilling, spraying, spreading, attaching, or otherwise) into or onto the Premises, or the Building/s, or the Center, or the Common Areas (including the ground and ground water thereunder and the sewer and drainage systems therein) any hazardous substances (as defined or established from time to time by applicable local, state or federal law).
Tenant shall immediately notify Landlord if any such release occurs, and, as to any such release that has been caused or permitted by Tenant: (i) Tenant shall immediately and entirely remove such released hazardous substance, and in a manner fully in compliance with all laws pertaining to the removal and storage or deposit thereof; and (ii) Tenant hereby agrees to hold Landlord harmless of and from any liability, public or private, resulting to Landlord as a result of such release. Further, Tenant shall, upon Landlord's demand and at Tenant's sole expense, demonstrate to Landlord (through such tests, professional inspections, sampling or otherwise as is, in Landlord's sole judgment, sufficient for the purpose) that Tenant has not caused or permitted any such release of hazardous substances.

ARTICLE VII.  INSURANCE.
- ------------------------

7.1 LIABILITY INSURANCE. Tenant covenants and agrees to maintain on the Premises at all times during the Lease Term, or any extension or renewal thereof, a policy or policies of comprehensive public liability and property damage insurance with not less than $1,000,000.00 combined single limit for both bodily injury and property damage.

7.2 FIRE AND EXTENDED COVERAGE INSURANCE. Landlord shall, throughout the Lease Term, or any extension or renewal thereof, maintain fire and extended coverage (FEC) insurance on the property owned by Landlord including Landlord approved improvements made by Tenant located on the Center in such amounts and with such deductibles as Landlord shall determine. Landlord shall not in any way or manner insure any property of Tenant or any property that may be in the Premises not owned by Landlord except for Landlord approved leasehold improvements. Tenant shall comply with all insurance regulations so that the lowest fire, lightning, explosion, extended coverage and liability insurance rates may be obtained; and nothing shall be done or kept in or on the Premises by Tenant which will cause an increase in the premium of any such insurance on the Premises or on any Building/s of which the Premises are a part or on any contents located therein, over the rate usually obtained for the proper use of the Premises permitted by this Lease or which will cause cancellation of any such insurance.

7.3 INDEMNIFICATION OF LANDLORD. Tenant shall indemnify Landlord and save Landlord harmless from and against any and all loss (including loss of rentals payable by Tenant or other tenants) and against all claims, actions, damages, liability and expenses in connection with loss of life, bodily and personal injury or damage to property arising form any occurrence in, upon or at the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, or by anyone permitted to be on the Premises by Tenant. Tenant agrees, at all times, to indemnify and hold Landlord harmless against all actions, claims, demands, costs, damages or expenses of any kind which may be brought or made against Landlord or which Landlord may pay or incur by reason of Tenant's occupancy of the Premises or its negligent performance of or failure to perform any of its obligations under this Lease. In case Landlord shall, without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation. See Rider.

ARTICLE VIII.  EMINENT DOMAIN AND DAMAGE OR DESTRUCTION.
- --------------------------------------------------------

8.1 EMINENT DOMAIN. In the event that title to the whole or a substantial part of the Premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title and Landlord shall be entitled to receive the entire award, Tenant hereby assigning to Landlord the Tenant's interest therein, if any. However, nothing herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for Tenant's moving expenses. A sale to a public or quasi-public authority under threat of condemnation shall constitute a taking by eminent domain. In the event that title to a part of the Buildings other than the Premises shall be so condemned or taken, Landlord may terminate this lease and the term and estate hereby granted by notifying Tenant of such termination within sixty (60) days following the date of vesting of title, and this lease and the term and estate hereby granted shall expire on the date specified in the notice of termination, not less than sixty (60) days after the giving of such notice, as fully and completely as if such date were the date herein set for the expiration of the Lease Term, and the Rent hereunder shall be apportioned as of such date. In the event of any condemnation or taking of any portion of the parking area of the Center, which does not result in a reduction of the parking area by more than twenty percent (20%), the terms of this lease shall continue in full force and effect. If more than twenty percent (20%) of the parking area is taken, either party shall have the right to terminate this lease upon giving written notice to the other party within thirty (30) days of such taking.

8.2 DAMAGE OR DESTRUCTION. If the Premises, the Building/s or the Center or any part thereof is damaged by fire or other casualty, cause or condition whatsoever and Landlord shall determine not to restore said Premises, Building/s or Center, Landlord or Tenant may, by written notice to the other given within sixty (60) days after such damage, terminate this Lease. Such termination shall become effective as of the date of the damage. If this Lease is not terminated as above provided and if the Premises are made partially or wholly untenantable, Landlord, at its expense, shall restore the same with reasonable promptness to the condition in which Landlord furnished the Premises to Tenant at the commencement of the Lease Term as to those items that were provided to the Premises at Landlord's expense without any reimbursement by Tenant. Landlord shall be under no obligation to restore any alteration, improvements or additions to the Premises made by Tenant or paid for by Tenant, including, but not limited to, any of the initial tenant finish done or paid for by Tenant or any subsequent changes, alterations or additions made by Tenant or reimbursed by Tenant.

If, as a result of fire or other casualty, cause or condition whatsoever the Premises are made partially or wholly untenantable and, if Landlord has not given the sixty (60) day notice above provided for and fails within one hundred twenty (120) days after such damage occurs to eliminate substantial interference with tenant's use of said Premises or substantially to restore said Premises, tenant may terminate this Lease after the end of said one hundred twenty (120) days, effective as of the date such damage occurs, by notice to Landlord given not later than ten (10) days after expiration of said one hundred twenty (120) day period. If the Premises are rendered totally untenantable but this Lease is not terminated, all rent shall abate from the date of the fire or other relevant cause or condition until the Premises are ready for occupancy and reasonably accessible to Tenant. If a portion of the Premises is untenantable, and Tenant and Landlord decide to have Tenant remain in the premises, rent shall be prorated on a per diem basis and apportioned in accordance with the portion of the Premises which is usable by the Tenant until the damaged part is ready for the Tenant's occupancy. In all cases, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, labor difficulties or any cause beyond Landlord's reasonable control. For the purposes of this Lease, said Premises shall be considered tenantable so long as and to the extent that the Premises are occupied. In any event, Tenant shall be responsible for the removal, or restoration, when applicable, of all its damaged property and debris from the Premises, upon request by Landlord or else Tenant must reimburse Landlord for the cost of removal.

ARTICLE IX.  DEFAULT AND REMEDIES.
- ----------------------------------

9.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute a Default and a material breach of this Lease by Tenant:

        9.1(a) NONPAYMENT. Failure of Tenant to pay any installment of Rent or other sum payable to Landlord hereunder on the date that same is due and such failure shall continue for a period of the (10) days; or

        9.1(b) NONCOMPLIANCE. Failure of Tenant to comply with any material term, condition or covenant of this Lease, other than the payment of Rent or other sum of money, and such failure shall not be cured within thirty (30) days after written notice thereof has been delivered by Landlord to Tenant; or

        9.1(c) INSOLVENCY OR TRANSFER. Insolvency, the making of a transfer in fraud of creditors or the making of an assignment for the benefit of creditors by Tenant or any guarantor of Tenant's obligation; or

        9.1(d) BANKRUPTCY. The filing by or against Tenant or any guarantor of tenant's obligations hereunder of a petition in bankruptcy or for liquidation, or adjudication as a bankrupt or insolvent in proceedings filed by or against Tenant or such guarantor unless Landlord continues to receive full amount of all rents due; or

        9.1(e) RECEIVER. Appointment of receiver or trustee for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations hereunder unless Landlord continues to receive full amount of all rents due; or

        9.1(f) ABANDONMENT. Abandonment by Tenant of any substantial portion of the Premises or cessation of use of the Premises for the purpose leased unless Landlord continues to receive full amount of all rents due.

9.2 REMEDIES. In the event of the occurrence of any Material Default, Landlord shall have the right, after written notice to or demand upon Tenant and without being liable to Tenant for any damages or to any prosecution therefor, to do any and all of the following:

        9.2(a) REPOSSESSION AND SALE. Re-enter and take exclusive possession of the Premises with legal process, refuse to allow Tenant to enter the same or have possession thereof, change the locks on the doors to the

        Premises, take possession of any furniture or fixtures or other property in or upon the Premises (Tenant hereby waiving the benefit of all exemptions by law), sell the same at public or private sale without notice and apply the proceeds thereof to the costs of sale, payment of damages and payment of all sums owing under this Lease; and/or

        9.2(b) RELEASING. Relet the Premises as agent of Tenant for the balance of the term of this Lease or for a shorter or longer term and receive the rents therefor, applying them first to the payment of the expense of such reletting and, second, to the payment of damages suffered to the Premises, and third to all sums due and to become due under this Lease, Tenant remaining liable for and hereby agreeing to pay Landlord any deficiency; and/or

        9.2(c) CANCELLATION. Cancel and terminate the remaining term of this Lease, and re-enter and take possession of the Premises free of this Lease. Thereafter this Lease shall be null and void and the Rent in such case shall be apportioned and paid on and up to the date of such entry. Thereafter both parties shall be released and relieved from and of any and all obligations thereafter to accrue hereunder. Tenant shall be liable for all loss and damage resulting from such breach or default; and/or

        9.2(d) ANTICIPATORY BREACH. Treat such default as an anticipatory breach of this Lease and, as liquidated damages for such default, be entitled to the difference, if any, between the sum which, at the time of such termination for anticipatory breach represents the then present worth (computed at ten percent (10%) per year) of the excess aggregate rents and additional rents payable hereunder that would have accrued over the balance of the Lease Term (including renewals) had such term not been prematurely terminated, over the aggregate market rental value of the Premises over the term (including renewals) that the Lease would have run had it not been prematurely terminated; and/or

        9.2(e) ATTORNEY'S FEES. Recover from Tenant, Landlord's reasonable attorney's fees incurred in enforcing its rights hereunder.

9.3 REMEDIES CUMULATIVE. All rights and remedies expressly provided in this Lease for Landlord's protection shall be cumulative as to each other and of any other rights and remedies provided hereunder or by law.

9.4 NO WAIVER. A waiver by Landlord of a breach or default by Tenant under the terms and conditions of this Lease shall not be construed to be a waiver of any subsequent breach or default or of any other or the same term or condition of this Lease, and the failure of Landlord to assert any breach or to declare a default by Tenant shall not be construed to constitute a waiver thereof so long as such breach or default continues unremedied.

ARTICLE X.  MISCELLANEOUS.
- --------------------------

10.1 BANKRUPTCY OR ASSIGNMENT TO TRUSTEE. Neither this Lease nor any interest therein nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors or otherwise by operation of law during the term of this Lease or any renewal thereof.

10.2 BROKERS. Except as may be expressly set forth to the contrary in the Rider, each party represents to the other that no person, firm, corporation or other entity is entitled to any brokerage commission or finder's fee on account of the execution, delivery, and consummation of this Lease. Tenant hereby agrees to indemnify Landlord and to hold Landlord free and harmless of and from any and all claims, losses, damages, costs and expenses of whatsoever nature, including attorneys' fees and costs of litigation arising from or relating to any brokerage commissions or finder's fees incurred by Tenant in connection with this Lease.

10.3 CAPTIONS. The captions used throughout this Lease are for convenience and reference only and shall in no way be held to explain, modify, amplify, or aid in the interpretation, construction or meaning of any provisions in this Lease.

10.4 CERTIFICATES OF OCCUPANCY. Tenant may, prior to the commencement of the Lease Term, apply for a certificate of occupancy to be issued by the municipality in which the Premises are located.

10.5 ENTIRE AGREEMENT. This Lease including its Exhibits and Rider, if any, contains the entire agreement between the parties and no modification of this Lease shall be binding upon the parties unless evidenced by an agreement in writing signed by Landlord and Tenant after the date hereof.

10.6 JOINT AND SEVERAL LIABILITY OF MULTIPLE TENANTS. If there be more than one Tenant named herein, the provisions of this Lease shall be applicable to and binding upon such Tenants jointly and severally.

10.7 NOTICES. Except as otherwise herein provided, whenever by the terms of this Lease notice shall or may be given either to Landlord or the Tenant, such notice shall be in writing and shall be deemed to have been properly delivered if sent by certified mail, return receipt requested, postage prepaid, to Landlord at Landlord's Address and to Tenant at the Premises, or to such other place as Landlord or Tenant may designate in writing. The date of mailing shall be deemed the date of delivery.

10.8 PARTIAL INVALIDITY. If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstances shall, to any extent be invalid, unenforceable or violate a party's legal rights, then such term, covenant, condition or provision shall be deemed to be null and void and unenforceable, however, all other provisions of this Lease, or the application of such term or provision to persons or circumstances other than those which are held invalid, unenforceable or violative of legal rights, shall not be affected thereby, and each and every other term, condition, covenant and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

10.9 RECORDING. This lease shall not be recorded by either party without the written consent of the other.

10.10 SUCCESSORS. The agreements, covenants and conditions of this Lease shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of each of the parties hereto, except that no assignment, encumbrance or subletting by Tenant, unless permitted by the provision of Lease, without the written consent of Landlord shall vest any right in the assignee, encumbrancee or sublessee of Tenant.

10.11 USE OF THE SINGULAR; GENDER. The terms "Landlord" and "Tenant," and pronouns representing the same, wherever used herein shall include the plural as well as the singular, the feminine as well as the masculine.

10.12 RIDER. A Rider consisting of four pages, with paragraphs numbered 1 through 6 consecutively, is attached hereto and made a part hereof.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date hereinabove stated.



                                       LANDLORD:

                                       GENERAL AMERICAN LIFE INSURANCE COMPANY, a Missouri Corporation



                                       BY:  /s/ Mary Lou Lemley
                                          -----------------------------------
                                            Mary Lou Lemley
                                            Director of Real Estate



                                       TENANT:

                                       STERICYCLE, INC.



                                       BY:  /s/ illegible


                                       BY:  V. P. of Finance


                                       BY:  11/26/91

                                      RIDER



     This Rider is attached to and made part of that certain Lease (the
     "Lease") dated OCTOBER 1, 1991, by and between GENERAL AMERICAN LIFE INSURANCE COMPANY, as Landlord, and STERICYCLE, INC., as Tenant, covering the property commonly known as 10390 ENTERPRISE DRIVE, REDLANDS, CA 92374 (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.

     1. RENT ABATEMENT PERIOD AND OCCUPANCY DATE

     Landlord shall give Tenant a total of four months of rent abatement as follows: January 1, 1992 to and including April 30, 1992, ("the rent abatement period"). Such occupancy during the rent abatement period shall be subject to all the provisions, terms and conditions of said Lease (including the payment of base rent, taxes, insurance and common area maintenance expenses) provided, however, that the base rent payable during said rent abatement period shall be payable only if an event of default under the Lease occurs at any time during the term of the Lease or during the term of the rent abatement period, in which event, on the occurrence of such event of default, all such rent for the rent abatement period shall become immediately due and payable to Landlord. If, at the end of expiration of the original said Lease, Tenant is not in default hereunder, and have made all rent and other payments provided for thereunder, Landlord agrees to waive any payment of base rent for the rent abatement period. In any event, tenant improvement expenses (per paragraph 4 of this Rider), taxes, insurance and common area maintenance expenses are due and payable as of the commencement date of the Lease. The provisions hereof shall not affect the termination date of the Lease set forth therein.


     2. EARLY TERMINATION OF LEASE

     The Lease Start Date is January 1, 1992. The Rent Abatement period starts as of that date. Stericycle will have the right to terminate the signed lease up to June 30, 1992 for the following reasons:

          A. Stericycle does not obtain the operating authority from the State of California.

          B. Stericycle does not obtain a Conditional Use Permit from the City of Loma Linda.

          C.   Stericycles' Board of Directors does not approve the project.

     Should Stericycle terminate this lease prior to June 30, 1992, Stericycle will forfeit to General American the following:

          A. If prior to April 30, 1992: Security Deposit plus one month's rent.

          B. If after April 30 and prior to June 30, 1992: Security deposit and one month's rent plus an additional month's rent for each month after April 30, 1992 (up to a maximum of two months additional rent).

          C. No Tenant Improvement money referenced in Paragraph 4 of this Rider shall be spent until this Paragraph 2 is deleted from the lease via an Addendum to the Lease, executed by both parties, ratifying the lease.

     Notice of Termination of the Lease must be in written form and received by General American at the address of landlord indicated on Page one of the Lease, on or before June 30, 1992. If the lease is not terminated by June 30, 1992, it is deemed that the Board of Directors of Stericycle have approved this project for this site.


                                       1.

     3.  BASE RENT ADJUSTMENTS

     The base rent described in Paragraph 1.3 of the Lease (not including tenant improvements per Paragraph 4 of this Rider) shall be as follows:

               1/1/92 to 6/30/94                            $4,600.00
               7/1/94 to 12/30/96                           $5,060.00
               1/1/97 to 6/30/99                            $5,695.00
               7/1/99 to 12/30/2001                         $6,400.00

     4. TENANT IMPROVEMENTS

     Landlord will provide up to $150,000.00 for tenant improvements to the premises. Plans and specifications to be agreed upon by Landlord and Tenant prior to start of construction. For every dollar required by tenant from landlord for tenant improvements, $.0143 Dollars will be added to the monthly base rent indicated in Paragraph 3 of this Rider.

     5. ORIGINAL CONDITION

     Upon termination of this Lease, Tenant will remove their fixtures and return the building to its original condition normal wear and tear, excepted.

     6. CHANGES TO LEASE

     Paragraph 1.5 - at end of last sentence add "as of the above date".

     Paragraph 1.14 - The sentence should read "The percentage figure determined by dividing the number of square feet in the Premises then leased to Tenant by the total amount of square footage in the Buildings in the Center, which percentage at this time is 3.42%".

     Paragraph 1.15 - at end of last sentence add "This percentage will change downward as the park is developed".

     Paragraph 2.4 - After the word "center" in the 7th line, add "so long as this does not prevent tenant from using the premises for its permitted use, the cost of which shall be the responsibility in full of the landlord. After the word "center" in the 12th line, add "except for the premises;". At the end of the paragraph, add the sentence "It is understood that notwithstanding anything in this paragraph 2.4, the Landlord will not cause any action with respect to the Center which would prohibit the tenant from using the premises for its permitted use.

     Paragraph 3.2 - At the end of the paragraph, add the sentence "Tenant shall not be responsible for all rent under this Lease until Landlord tenders possession of the premises, as long as Tenant does not cause any unreasonable delays.

     Paragraph 3.3 - After all in the 5th line, add "reasonable".

     Paragraph 4.1 - After "Base Rent" in 7th line, add "within seven (7) days of".

     Paragraph 4.2(a) - After the word "Tenant's" in line 13, add "reasonable". After the word "Tenant" in line 18, add "or Tenant may desire".

     Paragraph 4.2(b) - After the word "Tenant's" in line 2, add "reasonable".

     Paragraph 4.2(c) - After the word "Tenant's" in line 2, add "reasonable". Delete the sentence starting with "(d) occupational", on lines 11 - 14. Delete the sentence starting with "and (f) the" on lines 16 - 19.

     Paragraph 4.2(d) - After the word "Premises." in line 5, add "or must contract with a Landlord approved maintenance firm for same".


                                       2.

     Paragraph 4.2(e), second paragraph - After the word "expense" in line 2, add "reasonably". Delete the word "owning" in line 2. In line 33, after the word "depreciation", add "income taxes".

     Paragraph 4.2(f) - After the word "Taxes" in line 2, add "excluding any income tax".

     Paragraph 4.3 - In line 2 delete "three (3)" and insert "ten (10)". In line 4 delete "ten (10%)" and insert "five (5%)".

     Paragraph 4.4 - In line 2 after "every" add "material".

     Paragraph 5.1 - In line 9, delete the word "exclusive". In line 10, after "maintain and repair. Landlord" add "or Tenant". At the beginning of line 13, add after "and", "if Landlord enters into service contract," In line 16, after "tenant", add "normal wear,". and tear excepted".

     Paragraph 5.2 - After "Tenant" in line 22, add "so long as such action does not prohibit Tenant from utilizing the premises for its permitted use." In line 23, after "Landlord," add "and at the sole cost of Landlord".

     Paragraph 5.3 - After "Lease" in line 14, add "so long as Tenant is able to access and use the premises for its permitted use."

     Paragraph 5.4(b) - At end of paragraph, add "at its sole risk, so long as such activity does not interfere with Tenants quiet enjoyment of the premises."

     Paragraph 5.4(d) - After the words "for the" in line 4, add "reasonable"

     Paragraph 6.1 - Delete the word "if" in line 2. In line 4, delete "ten
     (10)" and insert "sixty (60)".

     Paragraph 6.2 - In line 3, change the word "therefor" to "thereof". After "Landlord", add "which shall not be unreasonably withheld". In line 8, delete the balance of the sentence starting with "unless Landlord". At bottom of paragraph add, "Upon termination of this Lease, Tenant will remove their fixtures and return the building to its original condition normal wear and tear excepted.

     Paragraph 6.3 - After "Landlord" in line 3, add "which shall not be unreasonably withheld". At end of paragraph, add the sentence "Landlord and Tenant shall work towards an orderly transition in the case of an acceptable assignment.

     Paragraph 6.9 - In line six, delete "front of the loading areas." and insert "specifically marked loading and truck parking locations".

     Paragraph 7.2 - After "Landlord" in line 3, add "including Landlord approved improvements made by tenant". After "Landlord" in line 6, add "except for Landlord approved leasehold improvements".

     Paragraph 7.3 - Delete the sentence starting on line 8 "Tenant assumes all risk" and ending on line 13 with "of the Buildings/s." Last sentence in paragraph to read "In case Landlord or Tenant shall, without fault on its part, be made a party to any litigation commenced by or against the other, each shall protect and hold the other harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by the party in connection with such litigation."

     Paragraph 8.2 - After "Landlord" in line 4, add "or tenant". Also replace "notice to Tenant" with "Notice to the other". In second paragraph, line 13, after "untenantable," add, "and Tenant and Landlord decide to have tenant remain in the Premises,

     Paragraph 9.1(a) - Delete "(five (5)" and insert "ten (10)".

     Paragraph 9.1(b) - After "any" in line 2, add "material".  Delete "ten
     (10)" and add "thirty (30)" in line 4.


                                       3.

     Paragraph 9.1(d) - After "guarantor;" in line 5 add "unless Landlord continues to receive full amount of all rents due;"

     Paragraph 9.1(e) - After "hereunder;" in line 3, add "unless Landlord continues to receive full amount of all rents due;"

     Paragraph 9.1(f) - After "leased" in line 3, add "unless Landlord continues to receive full amount of all rents due;"

     Paragraph 9.2 - Delete "without further" in line 2 and add "after written".

     Paragraph 9.2(a) - In line 2, delete "or without force or".

     Paragraph 9.2(e) - After "Landlord's" in line 1, add "reasonable".

     Paragraph 10.4 - Delete "but this Lease shall not be contingent on issuance thereof."

     Exhibit A, Paragraph 15 - In line 5 after "cause", add so long as the rule changes do not interfer with Tenant's permitted use".

     Paragraph 9.2 - After "any" in line 1, add "material".

                                       4.

                            EXHIBIT A

                      RULES AND REGULATIONS


1. SIGNS. Tenant shall not inscribe any inscription or post, place, or in any manner display any sign, notice, picture, placard or advertising matter whatsoever anywhere in or about Premises at places visible (either directly or indirectly as an outline or shadow on a glass pane) from anywhere outside of the Premises or from public and common areas within Premises without first obtaining Landlord's written consent thereto and Landlord shall specify the color, size, style and material to be used.

2.   SHOWCASES.     No showcase shall be placed in front of or in
     the lobbies or corridors of the Premises and Landlord reserves the right to remove all showcases so placed and all signs other than those above provided for, without notice and at the expense of the tenant responsible.

3.   INSTALLATION OF SIGNS.   All exterior and interior signs
     must be installed by Landlord or someone designated by Landlord and the actual cost thereof shall be paid by Tenant and all such signs are so placed at the risk of Tenant.

4.   TELEPHONE CONNECTIONS.   If Tenant desires telegraphic, cable
     television, or telephone connections. Landlord will direct electricians where the wires are to be introduced and without such direction no boring or cutting for wires shall be permitted.

5.   SUBMISSION OF PLANS.     Tenant shall submit to Landlord for
     Landlord's approval, a copy of its construction and equipment layout plan prior to commencement of construction. In the event that Tenant is unable to obtain Landlord's approval for said plans and layout, this Lease shall at Tenant's sole option be deemed null and void and any amounts paid by Tenant to Landlord pursuant to this lease shall be reimbursed to Tenant without offset.

6. NO NUISANCES. Tenant shall not do or permit anything to be done in the Premises which will be dangerous to life, or limb, or which will tend to create a nuisance or injure the reputation of the Building/s. Tenant shall not use burning fluid, camphine, alcohol, kerosene, or anything else in order to light or heat the Premises except steam, gas or electricity. Tenant shall not bring into the Premises or keep therein any heating or lighting apparatus other than that provided by Landlord; or install any air conditioning or air cooling apparatus without the written consent of Landlord; or in any way injure, modify, or tamper with any of such apparatus in any manner or in any manner in violation of the regulations of the Fire Department, or with any insurance policy upon said Building/s or any part thereof. Tenant shall not do or permit to be done in the Premises any activity in conflict with any of the laws, rules or regulations of any governmental agency or municipality having jurisdiction, or use the Premises for an illegal or immoral purpose. No beer, wine or intoxicating liquor shall be sold on or about the Premises without the written consent of Landlord in each instance.

7.   PASSAGEWAYS.   The sidewalk, passages, lobbies, corridors,
     elevators and stairways shall not be obstructed by Tenant; or used except for ingress and egress from and to the Premises. The doors, skylights, windows and transoms that reflect or admit light into passageways or into any place in said Building/s, shall not be covered or obstructed by Tenant.

8. WATER CLOSETS. The water closets and other apparatus shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. Any damage resulting to them from misuse shall be borne by the tenant who shall cause it.

9. NO DEFACING OR OFFENSIVE BUSINESS. Tenant and its employees and guests are not to injure or deface the Building/s nor the woodwork, not the walls of the Premises, nor to carry on upon the premises any noisome, noxious, noisy or offensive business nor conduct an auction therein, nor interfere in any way with other tenants or those having business with them.

10.  NO LODGING.    No room or rooms on or about the Premises
     shall be occupied or used as sleeping or lodging apartments.

11.  LOCK ALL DOORS.     Tenant shall, when leaving Premises at
     close of business, or unoccupied at any time, lock all doors and windows and for any default or carelessness in this respect shall make good all injury sustained by other tenants and by Landlord or by either of them, for damages resulting from such default or carelessness.

12.  NO ANIMALS.    No animal or bird shall be allowed in any
     part of the Premises or Building/s without the consent of Landlord.

13.  NO ACCUMULATION OF RUBBISH.   Tenant shall not accumulate or
     store on or about the Premises any waste paper, discarded records, paper files, sweepings, rags, rubbish or other combustible matter other than the normal accumulation needed to conduct the Permitted Use of the Premises. Nothing shall be thrown by Tenant, its employees or guests, out of the windows or doors or down the passages or skylights or over balcony rails of the Building/s or in the parking areas.

14.  EXCLUSION OF PEACE DISTURBERS.     Landlord reserves the
     right to exclude from the Premises or Building/s all drunken persons, idlers, diseased persons, peddlers, solicitors, persons of a general character or conduct so as to create a disturbance, and persons entering in crowds or in such unusual numbers as to cause inconvenience to tenants of the Building/s.

15.  CHANGES TO RULES.   Landlord reserves the right to change
     these rules and to make such other and further reasonable rules and regulations either as it affects one or all tenants as in its judgment may from time to time be needed for the safety, care and cleanliness of the Center, for the preservation of good order therein or for any other cause so long as the rule changes do not interfer with Tenants' permitted use. When such changes are made such modified or new rules shall be deemed a part hereof with the same effect as if written herein, when a copy shall have been delivered to Tenant or left with some person in charge of the Premises.

16.  NO LIVE CHRISTMAS TREES. No live or fresh cut Christmas
     Trees are permitted on or about the Premises.

17.  NO PICNICS.    No outside picnics or barbecues are permitted
     without the prior written consent of Landlord.

18. NO OUTSIDE STORAGE. No outside storage of any material is permitted.

                           Exhibit "B"
                           Page 1 of 2


CORPORATE BUSINESS CENTER
- -----------------------------------------------------------------

- -------------------------



[FLOOR PLAN]

BUILDING 5

PHASE III
10390 ENTERPRISE DRIVE
11,518 SQ. FT.
FOR LEASE


- - 11,518 SQ. FT. BUILDING
- - 735 SQ. FT. OFFICE W/ 2 BATHROOMS AND COFFEE BAR
- - (2) 12' X 14' GROUND LEVEL DOORS
- - 14' TO 16' CLEAR HEIGHT
- - 400 AMPS (EXPANDABLE)
- - .33/3,000 GPM
- - 44' X 34' COLUMN SPACING
- - 3.9% SKYLIGHT
- - 31 PARKING SPACES
- - 1:372 PARKING RATIO
- - 5" RE-ENFORCED CONCRETE FLOOR


CONTACT
[LOGO]  SANDY MILLER  ON-SITE LEASING AGENT
        (714) 796-0183
        25884 Business Center Drive, Suite A,
        Redlands, California 92374

                           Exhibit "B"
                           Page 2 of 2


CORPORATE BUSINESS CENTER
- -----------------------------------------------------------------

[MAP]

[MAP]

CORPORATE BUSINESS CENTER IS CONVENIENTLY LOCATED NEXT TO THE
I-10 FREEWAY IN LOMA LINDA, AT THE MT. VIEW/BRYN MAWR EXIT, WITH
IMMEDIATE FREEWAY ON-AND-OFF ACCESS


Another project of:
GENERAL AMERICAN
LIFE INSURANCE COMPANY

                           EXHIBIT "C"

             LANDLORDS' IMPROVEMENTS TO THE PREMISES



                         TO BE DETERMINED

                                    EXHIBIT "D"

                        PERMITTED TENANT WINDOW SIGNAGE




The C B C tenant identification sign is 18" x 36" and is constructed of plywood and plexiglas and aluminum edging as illustrated. The edging and back of sign is BLACK; the plexiglas background is LIGHT GREY; the C B C logo copy is BLACK; the separating stripe is the color of the stripe actually on the building the premises is located in; the identification copy may be whatever color the tenant chooses.



           -------------------------------------------------

Black -----------CBC                                               Stripe
                                                                   Matches
           ================================================= ------Building


                              YOUR COMPANY  -----------------------Tenants'
                                                                   Choice
   Grey-----------------        NAME HERE

           -------------------------------------------------




                        ///----------------
           Aluminum     ///   Plexiglas
           Angle   ---- ///----------------
                        ///////// Ply
                           ----------------

                            Cross Section

                                [LETTERHEAD]





June 6, 1994



Jackie Goldman
Stericycle
1419 Lake Cook Road, Suite 410
Deerfield, IL  60015


 RE:  Rent Increase
      10390 Enterprise Drive
      Redlands, CA  92374

Dear Jackie:

Per the terms of the Lease Agreement dated October 1, 1991 for the above referenced premises, there is a base rent increase effective July 1, 1994. The new amount of base rent is $9,350.00.

Please start paying the new base rent amount of $9,350.00 plus cams of $1,016.00 for a total of $10,366.00 with the July 1, 1994 rental payment.

Should you have any questions, please give me a call.

Sincerely,


(Signature)


Sandy L. Miller
Asset Manager